--------------------------------------------------------------------------------
INTERNATIONAL VALUE
--------------------------------------------------------------------------------

AllianceBernstein
International Value
Fund

Annual Report
November 30, 2002

                               [GRAPHIC OMITTED]

                                                      Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                          Investment Products Offered
                          ---------------------------
                           o Are Not FDIC Insured
                           o May Lose Value
                           o Are Not Bank Guaranteed
                          ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
January 24, 2003

Dear Shareholder:

This report provides the performance, market activity and outlook for AllianceBernstein International Value Fund (the "Fund") for the annual reporting period ended November 30, 2002.

Investment Objective and Policies

This open-end fund seeks long-term growth of capital. The Fund will invest primarily in a diversified portfolio of non-U.S. equity securities, emphasizing investment in companies determined by alliance to be undervalued, using the fundamental value approach of Alliance's Bernstein unit ("Bernstein"). In selecting securities for the Fund's portfolio, Bernstein uses its fundamental research to identify companies. whose long-term earnings power is not reflected in the current market price of their securities. In order to hedge a portion of its currency risk, the Fund may from time to time invest in currency futures contracts or currency forward contracts.

Investment Results

The following table provides performance for the Fund and its benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East
(EAFE) Index, for the six- and 12-month periods ended November 30, 2002.

INVESTMENT RESULTS*
Periods Ended November 30, 2002

                                                           ---------------------
                                                               Total Returns
                                                           ---------------------

                                                           6 Months    12 Months
--------------------------------------------------------------------------------
AllianceBernstein International Value Fund
   Class A                                                  -13.16%        1.97%
--------------------------------------------------------------------------------
   Class B                                                  -13.49%        1.35%
--------------------------------------------------------------------------------
   Class C                                                  -13.41%        1.56%
--------------------------------------------------------------------------------
MSCI EAFE Index                                             -15.00%      -12.21%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of November 30, 2002. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Advisor Class shares will vary due to different expenses associated with this class. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged Morgan Stanley Capital International (MSCI)


--------------------------------------------------------------------------------
                                  ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

      Europe, Australasia and Far East (EAFE) Index is a market capitalization weighted index that measures stock performance in 21 countries in Europe, Australasia and the Far East. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including AllianceBernstein International Value Fund.

      Additional investment results appear on pages 5-8.

The Fund outperformed its benchmark, the MSCI EAFE Index for the six- and 12-month periods ended November 30, 2002. The Fund's outperformance was driven primarily by strong stock selection. While the majority of relative outperformance for the year was driven by favorable stock selection across nearly all sectors, it was particularly strong within financials and cyclicals. Within financials, the Fund's emphasis during most of the year on retail oriented banks with dominant market positions and strong balance sheets, such as Allied Irish Banks, contributed to its outperformance. Sector allocations also contributed to the Fund's positive returns for the year, primarily because of the Fund's underweight positions in telecommunications and technology.

Market Overview

The annual period under review has been a difficult one for all markets. Expectations for corporate earnings were revised downward, as a steady flow of negative news undermined investor confidence. In the U.S., productivity growth slowed and consumer confidence fell sharply, while in Europe business sentiment also declined.

During the past 12 months, investors worried that the sluggish global economy would exert a strongly negative effect on corporate profits. There was concern that corporate governance at many companies was failing to ensure that companies acted in their shareholders' interest, and that geopolitical risks were rising sharply, including the possibility of a U.S. war with Iraq. As investors became increasingly risk-averse, bonds rallied strongly. With the fall in the equity market and a rally in bonds, the equity risk premium soared. Even with a rise in equities in the fourth quarter of 2002, the equity premium remains high.

One intriguing question remains in place however--whether the recently uncovered accounting problems in the U.S. and resulting crisis of confidence could be the catalyst that reverses the long period of underperformance prior to this year by foreign markets, relative to the U.S.

Market Outlook

Opportunities continue to look favorable in overseas markets. After a long string of gains, the U.S. dollar weakened materially in 2002, adding to


--------------------------------------------------------------------------------
2 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

returns of non U.S. stocks for U.S. based investors. We continue to expect stronger relative performance from foreign markets as compared to the U.S. This follows a period of underperformance by EAFE markets, which can be largely explained by the strength of the dollar and the extended weakness of the Japanese market. Even with the market changes so far this year, EAFE remains very attractively valued relative to the U.S. market.

Portfolio Strategy

Emotionally driven short-term overreactions by investors have opened up opportunities in a number of areas. Concerns about economic growth led to attractive valuations in many cyclicals, and we have increased the Fund's exposure to this area. Similarly, the extended decline in the global stock markets increased investor aversion to the recent volatility in equity markets, offering opportunities in capital market-sensitive areas such as banks and insurance. Industries with significant exposure to the capital markets are offering compelling opportunities for value investors. We are seeing attractive valuations for a number of insurance companies, which are exposed to equity prices primarily through their investment portfolios, as well as banks that have significant investment-banking businesses. We have added companies to the Fund that we believe are in a position to deliver strong results, regardless of whether the pace of economic growth remains sluggish or accelerates modestly.

Our research has also led us to gradually reduce the Fund's underweighting of technology and telecommunications during the past 12 months. Specifically, we established a major position in the U.K.-based wireless company Vodafone, which positively contributed to the Fund's performance. In fact, Vodafone was the largest contributor to the Fund's performance for the current reporting period. This purchase represents the Fund's first holding since inception within the distressed telecommunications sector. Our research suggests there is the potential for sizable gains in some of the strongest telecommunications companies as the industry remains under pressure and consolidates.

The Fund's current portfolio continues to have characteristics typical of a deep value strategy. Encouragingly, it also consists of a group of very high quality companies that we believe have strong growth potential. Overall, this is not a market where there are compelling mispricings between styles or sectors. Instead, the Fund's emphasis on stock selection has enabled us to buy companies whose businesses and products offer the potential for rapid increases in profitability at extremely attractive valuations.


--------------------------------------------------------------------------------
                                  ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

Thank you for your interest and investment in AllianceBernstein International Value Fund. We look forward to reporting to you on market activity and the Fund's investment results in the future.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Andrew S. Adelson

Andrew S. Adelson
Senior Vice President


/s/ Kevin F. Simms

Kevin F. Simms
Senior Vice President

[PHOTO]        John D. Carifa

[PHOTO]        Andrew S. Adelson

[PHOTO]        Kevin F. Simms

Portfolio Managers, Andrew S. Adelson and Kevin F. Simms, have over 35 years of investment experience.


--------------------------------------------------------------------------------
4 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCEBERNSTEIN INTERNATIONAL VAUE FUND
GROWTH OF A $10,000 INVESTMENT
3/31/01* TO 11/30/02

Alliance Bernstein International Value Fund Class A:    $9,416
MSCI EAFE Index:                                        $7,964

 [THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

                            AllianceBernstein              MSCI
                        International Value Fund        EAFE Index
-------------------------------------------------------------------------------
          3/31/01*              $ 9,579                  $ 10,000
         11/30/01               $ 9,234                  $  9,072
         11/30/02               $ 9,416                  $  7,964

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein International Value Fund Class A shares (from 3/31/01* to 11/30/02) as compared to the performance of an appropriate broad-based index. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is a market capitalization-weighted index that measures stock performance in 21 countries within Europe, Australasia and the Far East.

When comparing AllianceBernstein International Value Fund to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including AllianceBernstein International Value Fund.

*     Closest month-end to Fund's Class A share inception date of 3/29/01.


--------------------------------------------------------------------------------
                                  ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 11/30

                              [BAR GRAPH OMITTED]

    AllianceBernstein International Value Fund - Yearly Periods Ended 11/30
--------------------------------------------------------------------------------
                                        AllianceBernstein                MSCI
                                    International Value Fund          EAFE Index
--------------------------------------------------------------------------------
      11/30/01*                              -3.60%                      -9.28%
      11/30/02                                1.97%                     -12.21%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value (NAV). Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for Class B, Class C and Advisor Class shares will vary due to different expenses associated with these classes. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period.

The unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is a market capitalization-weighted index that measures stock market performance in 21 countries within Europe, Australasia and the Far East. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including AllianceBernstein International Value Fund.

* The Fund's return for the period ended 11/30/01 is from the Fund's inception date of 3/29/01 through 11/30/01. The benchmark's return for the period ended 11/30/01 is from 3/31/01 through 11/30/01.


--------------------------------------------------------------------------------
6 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
November 30, 2002

INCEPTION DATES                   PORTFOLIO STATISTICS

Class A Shares                    Net Assets ($mil): $478.3
3/29/01                           Average Market Capitalization ($mil): $11,458
Class B Shares
3/29/01
Class C Shares
3/29/01

COUNTRY BREAKDOWN

  22.5% United Kingdom
  16.4% France
  10.7% Japan
   7.9% Canada
   6.2% Sweden                      [PIE CHART OMITTED]
   4.8% Spain
   4.5% Netherlands
   3.3% Germany
  19.4% Other

   4.3% Short-Term

SECTOR BREAKDOWN

  31.5% Finance
  11.0% Construction & Housing
  10.2% Consumer Cyclical
   8.9% Industrial Commodities
   8.5% Capital Equipment           [PIE CHART OMITTED]
   6.2% Energy
   3.5% Technology/Electronics
   3.2% Telecommunications
  12.7% Other

   4.3% Short-Term

All data as of November 30, 2002. The Fund's country and sector breakdowns are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
                                  ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 7

------------------
INVESTMENT RESULTS
------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF NOVEMBER 30, 2002

Class A Shares
--------------------------------------------------------------------------------
                                  Without Sales Charge         With Sales Charge
             1 Year                       1.97%                      -2.38%
    Since Inception*                     -1.02%                      -3.53%

Class B Shares
--------------------------------------------------------------------------------
                                  Without Sales Charge         With Sales Charge
             1 Year                       1.35%                      -2.65%
    Since Inception*                     -1.50%                      -3.28%

Class C Shares
--------------------------------------------------------------------------------
                                  Without Sales Charge         With Sales Charge
             1 Year                       1.56%                       0.56%
    Since Inception*                     -1.50%                      -1.50%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES) AS OF THE MOST RECENT QUARTER-END (DECEMBER 31, 2002)

                                       Class A        Class B        Class C
--------------------------------------------------------------------------------
             1 Year                     -7.30%         -7.69%         -4.63%
    Since Inception*                    -4.48%         -4.27%         -2.61%

The Fund's investment results represent average annual total returns. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will vary due to different expenses associated with this class.

Substantially all of the Fund's assets will be invested in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Because the Fund may invest in emerging markets and in developing countries, an investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have a significant effect on the Fund's net asset value.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception Date: 3/29/01 for all share classes.


--------------------------------------------------------------------------------
8 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

                                                            --------------------
                                                            TEN LARGEST HOLDINGS
                                                            --------------------

TEN LARGEST HOLDINGS
November 30, 2002

                                                                      Percent of
Company                                              U.S. $ Value     Net Assets
--------------------------------------------------------------------------------
DSM NV                                               $ 21,422,772           4.5%
--------------------------------------------------------------------------------
Bank of Nova Scotia                                    20,347,646           4.3
--------------------------------------------------------------------------------
Vodafone Group Plc                                     19,736,832           4.1
--------------------------------------------------------------------------------
Nissan Motor Co., Ltd.                                 19,180,124           4.0
--------------------------------------------------------------------------------
BNP Paribas SA                                         19,015,590           4.0
--------------------------------------------------------------------------------
Canon, Inc.                                            17,772,716           3.7
--------------------------------------------------------------------------------
Arcelor                                                17,073,414           3.6
--------------------------------------------------------------------------------
PSA Peugeot Citroen                                    16,281,844           3.4
--------------------------------------------------------------------------------
Societe Generale                                       14,689,817           3.1
--------------------------------------------------------------------------------
ENI SpA                                                14,583,766           3.0
--------------------------------------------------------------------------------
                                                     $180,104,521          37.7%

MAJOR PORTFOLIO CHANGES
Six Months Ended November 30, 2002

                                                 -------------------------------
                                                             Shares*
                                                 -------------------------------
Purchases                                           Bought    Holdings 11/30/02
--------------------------------------------------------------------------------
Allied Irish Banks Plc                             677,472              677,472
--------------------------------------------------------------------------------
Arcelor                                            967,100            1,302,100
--------------------------------------------------------------------------------
Bank of Nova Scotia                                648,589              648,589
--------------------------------------------------------------------------------
BNP Paribas SA                                     266,900              466,900
--------------------------------------------------------------------------------
DSM NV                                             148,000              476,075
--------------------------------------------------------------------------------
Heidelberger Zement AG                             177,679              177,679
--------------------------------------------------------------------------------
Nissan Motor Co., Ltd.                           2,409,000            2,409,000
--------------------------------------------------------------------------------
Safeway Plc                                      1,740,000            4,136,457
--------------------------------------------------------------------------------
Societe Generale                                   116,600              261,275
--------------------------------------------------------------------------------
Volkswagen AG                                      333,000              333,000
--------------------------------------------------------------------------------

Sales                                                 Sold    Holdings 11/30/02
--------------------------------------------------------------------------------
Bank of Nova Scotia                                224,400              648,589
--------------------------------------------------------------------------------
British American Tobacco Plc                       821,000                   -0-
--------------------------------------------------------------------------------
Compagnie de Saint-Gobain                           49,110              375,440
--------------------------------------------------------------------------------
Fuji Heavy Industries, Ltd.                        354,000                   -0-
--------------------------------------------------------------------------------
Hyundai Motor Co., Ltd. GDR                        400,670                   -0-
--------------------------------------------------------------------------------
Iberdrola, SA                                      584,700                   -0-
--------------------------------------------------------------------------------
Nordea AB                                        1,107,100                   -0-
--------------------------------------------------------------------------------
Royal Bank of Scotland Group Plc                   130,000              190,400
--------------------------------------------------------------------------------
Stora Enso Oyj Series R                            268,900                   -0-
--------------------------------------------------------------------------------

*     Adjusted for spin-offs and stock splits.


--------------------------------------------------------------------------------
                                  ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
November 30, 2002

Company                                                  Shares     U.S. $ Value
--------------------------------------------------------------------------------

COMMON STOCKS-94.4%

Australia-1.8%
Australia and New Zealand
  Banking Group, Ltd. .........................         825,800     $  8,694,054
                                                                    ------------
Brazil-1.6%
Petroleo Brasileiro SA ADR ....................         631,400        7,694,556
                                                                    ------------
Canada-8.2%
Bank of Nova Scotia ...........................         648,589       20,347,646
Canadian National Railway Co. .................          99,050        4,069,820
Magna International, Inc. Cl A ................         175,317        9,580,054
Talisman Energy, Inc. .........................         149,350        5,198,723
                                                                    ------------
                                                                      39,196,243
                                                                    ------------
France-18.4%
Arcelor(a) ....................................       1,302,100       17,073,414
Assurances Generales de France ................         260,430        9,675,306
BNP Paribas SA ................................         466,900       19,015,590
Compagnie de Saint-Gobain .....................         375,440       11,326,283
PSA Peugeot Citroen ...........................         361,430       16,281,844
Societe Generale ..............................         261,275       14,689,817
                                                                    ------------
                                                                      88,062,254
                                                                    ------------
Germany-6.2%
AMB Generale ..................................          65,600        4,020,602
Hannover Rueckversicherungs-AG(a) .............         244,500        5,775,543
Heidelberger Zement AG ........................         177,679        6,459,803
Volkswagen AG .................................         333,000       13,462,965
                                                                    ------------
                                                                      29,718,913
                                                                    ------------
Hong Kong-1.4%
Wharf (Holdings), Ltd. ........................       3,158,000        6,661,465
                                                                    ------------
Ireland-4.7%
Allied Irish Banks Plc ........................         677,472        9,475,368
Bank of Ireland ...............................       1,214,000       13,156,656
                                                                    ------------
                                                                      22,632,024
                                                                    ------------
Italy-3.0%
ENI SpA .......................................       1,004,200       14,583,766
                                                                    ------------
Japan-14.4%
Canon, Inc. ...................................         467,000       17,772,716
Honda Motor Co., Ltd. .........................         344,300       12,962,807
Nippon Meat Packers, Inc. .....................         713,000        6,374,061
Nissan Motor Co., Ltd. ........................       2,409,000       19,180,124
Takefuji Corp. ................................         229,600       12,573,645
                                                                    ------------
                                                                      68,863,353
                                                                    ------------


--------------------------------------------------------------------------------
10 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                                  Shares     U.S. $ Value
--------------------------------------------------------------------------------

Korea-0.9%
Kookmin Credit Card Co., Ltd. .................         171,000     $  4,474,419
                                                                    ------------
Mexico-1.3%
Cemex SA de CV ADR ............................         256,316        5,982,979
                                                                    ------------
Netherlands-4.5%
DSM NV ........................................         476,075       21,422,772
                                                                    ------------
South Africa-1.1%
Sappi, Ltd. ADR ...............................         386,100        5,041,346
                                                                    ------------
Spain-2.0%
Grupo Dragados, SA ............................         601,200        9,495,508
                                                                    ------------
Sweden-5.0%
Autoliv, Inc. .................................         133,000        2,961,354
Electrolux AB Series B ........................         705,200       12,592,580
Svenska Cellulosa AB Series B .................         243,000        8,410,529
                                                                    ------------
                                                                      23,964,463
                                                                    ------------
Taiwan-2.4%
Compal Electronics, Inc. ......................       2,039,450       11,242,468
                                                                    ------------
United Kingdom-17.5%
Aviva Plc .....................................         617,758        5,269,645
Lloyds TSB Group Plc ..........................         746,000        6,293,973
Royal & Sun Alliance Insurance Group Plc ......       3,555,500        8,142,210
Royal Bank of Scotland Group Plc ..............         190,400        4,879,895
Safeway Plc ...................................       4,136,457       14,023,982
Six Continents Plc ............................       1,326,100       11,652,283
Vodafone Group Plc ............................      10,402,346       19,736,832
Whitbread Plc .................................         788,450        6,952,541
Wolseley Plc ..................................         819,200        6,956,150
                                                                    ------------
                                                                      83,907,511
                                                                    ------------
Total Common Stocks
  (cost $462,220,458) .........................                      451,638,094
                                                                    ------------


--------------------------------------------------------------------------------
                                 ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                      Principal
                                                         Amount
                                                          (000)     U.S. $ Value
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENT-2.4%
Time Deposit-2.4%
State Street Euro Dollar
  0.75%, 12/02/02
  (cost $11,161,000) ..........................     $    11,161     $ 11,161,000
                                                                    ------------
Total Investments-96.8%
  (cost $473,381,458) .........................                      462,799,094
Other assets less liabilities--3.2% ...........                       15,464,435
                                                                    ------------
Net Assets-100% ...............................                     $478,263,529
                                                                    ============

FINANCIAL FUTURES CONTRACTS(b)

                                                                                       Value at          Unrealized
                    Number of                   Expiration         Original          November 30,       Appreciation
      Type          Contracts     Position         Month            Value                2002          (Depreciation)
==================  =========     ========      ==========       ===========         ============      ==============
British Pound
FT-SE 100 Index        110          Long         Dec 2002        $ 6,873,411         $ 7,133,748         $ 260,337
EURO STOXX 50          370          Long         Dec 2002          9,218,337           9,695,639           477,302
Japanese TSE Topix      65          Long         Dec 2002          4,781,383           4,693,179           (88,204)
                                                                 -----------         -----------         ---------
Total                                                            $20,873,131         $21,522,566         $ 649,435
                                                                 ===========         ===========         =========

(a)   Non-income producing security.

(b) A portion of the foreign cash (in the amount of U.S. $1,459,695) included in the statement of assets and liabilities has been segregated as collateral for the futures transactions outstanding at November 30, 2002.

      Glossary:

      ADR - American Depositary Receipt

      See notes to financial statements.


--------------------------------------------------------------------------------
12 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
November 30, 2002

Assets
Investments in securities, at value (cost $473,381,458) ......    $ 462,799,094
Cash .........................................................              533
Foreign cash, at value (cost $15,709,046) ....................       15,649,904
Receivable for shares of beneficial interest sold ............        2,917,221
Dividends and interest receivable ............................        1,254,830
Receivable for investment securities sold ....................          659,782
Receivable due from Adviser ..................................          151,631
                                                                  -------------
Total assets .................................................      483,432,995
                                                                  -------------
Liabilities
Payable for shares of beneficial interest redeemed ...........        3,274,111
Payable for investment securities purchased ..................          960,332
Payable for variation margin on futures contracts ............          249,352
Distribution fee payable .....................................           78,515
Accrued expenses .............................................          607,156
                                                                  -------------
Total liabilities ............................................        5,169,466
                                                                  -------------
Net Assets ...................................................    $ 478,263,529
                                                                  =============
Composition of Net Assets
Paid-in capital ..............................................    $ 527,739,204
Undistributed net investment income ..........................        4,518,200
Accumulated net realized loss on investment
   and foreign currency transactions .........................      (44,009,034)
Net unrealized depreciation of investments and foreign
   currency denominated assets and liabilities ...............       (9,984,841)
                                                                  -------------
                                                                  $ 478,263,529
                                                                  =============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($74,193,165/7,544,755 shares of beneficial interest
   issued and outstanding) ...................................           $ 9.83
Sales charge--4.25% of public offering price .................              .44
                                                                         ------
Maximum offering price .......................................           $10.27
                                                                         ======
Class B Shares
Net asset value and offering price per share
   ($51,607,784/5,291,101 shares of beneficial interest
   issued and outstanding) ...................................           $ 9.75
                                                                         ======
Class C Shares
Net asset value and offering price per share
   ($26,662,389/2,734,300 shares of beneficial interest
   issued and outstanding) ...................................           $ 9.75
                                                                         ======
Advisor Class Shares
Net asset value, redemption and offering price per share
   ($325,800,191/32,832,702 shares of beneficial interest
   issued and outstanding) ...................................           $ 9.92
                                                                         ======

See notes to financial statements.


--------------------------------------------------------------------------------
                                 ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 13

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Year Ended November 30, 2002

Investment Income
Dividends (net of foreign taxes
   withheld of $901,759) .................................................    $ 7,845,273
Interest .................................................................        148,752     $  7,994,025
                                                                              -----------
Expenses
Advisory fee .............................................................      3,250,420
Distribution fee--Class A ................................................         82,135
Distribution fee--Class B ................................................        190,552
Distribution fee--Class C ................................................        101,863
Transfer agency ..........................................................      1,707,157
Custodian ................................................................        380,785
Administrative ...........................................................        138,000
Audit and legal ..........................................................         76,504
Printing .................................................................         70,040
Registration fees ........................................................         61,582
Amortization of offering expenses ........................................         37,339
Trustees' fees ...........................................................         19,374
Miscellaneous ............................................................         17,876
                                                                              -----------
Total expenses ...........................................................      6,133,627
Less: expenses waived and reimbursed
   by the Adviser (see Note B) ...........................................     (2,833,693)
                                                                              -----------
Net expenses .............................................................                       3,299,934
                                                                                              ------------
Net investment income ....................................................                       4,694,091
                                                                                              ------------
Realized and Unrealized Gain (Loss) on Investment and Foreign Currency
Transactions
Net realized gain (loss) on:
   Investment transactions ...............................................                         817,701
   Futures contracts .....................................................                      (2,726,624)
   Foreign currency transactions .........................................                        (175,891)
Net change in unrealized appreciation/depreciation of:
   Investments ...........................................................                      (7,045,505)
   Futures contracts .....................................................                        (149,728)
   Foreign currency denominated assets
      and liabilities ....................................................                        (199,172)
                                                                                              ------------
Net loss on investment and foreign
   currency transactions .................................................                      (9,479,219)
                                                                                              ------------
Net Decrease in Net Assets
   from Operations .......................................................                    $ (4,785,128)
                                                                                              ============

See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                                    March 29,
                                                Year Ended          2001(a) to
                                               November 30,        November 30,
                                                   2002                2001
                                              =============       =============
Increase (Decrease) in Net Assets
from Operations
Net investment income ...................     $   4,694,091       $     293,578
Net realized loss on investment
   and foreign currency transactions ....        (2,084,814)           (637,783)
Net change in unrealized appreciation/
   depreciation of investment and
   foreign currency denominated assets
   and liabilities ......................        (7,394,405)         (1,616,222)
                                              -------------       -------------
Net decrease in net assets
   from operations ......................        (4,785,128)         (1,960,427)
Transactions in Shares of
Beneficial Interest
Net increase ............................       307,994,034         176,990,050
                                              -------------       -------------
Total increase ..........................       303,208,906         175,029,623
Net Assets
Beginning of period .....................       175,054,623              25,000
                                              -------------       -------------
End of period (including undistributed
   net investment income of $4,518,200
   at November 30, 2002) ................     $ 478,263,529       $ 175,054,623
                                              =============       =============

(a)   Commencement of operations.

      See notes to financial statements.


--------------------------------------------------------------------------------
                                 ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
November 30, 2002

NOTE A

Significant Accounting Policies

AllianceBernstein Trust (the "Trust"), was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of the following four funds: the AllianceBernstein Global Value Fund, the AllianceBernstein International Value Fund, the AllianceBernstein Small Cap Value Fund and the AllianceBernstein Value Fund (the "Funds"). Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein International Value Fund (the "Fund"). The Fund commenced operations on March 29, 2001. The Fund offers Class A, Class B, Class C and Advisor Class shares. Prior to commencement of operations on March 29, 2001, the Fund had no operations other than the sale to Alliance Capital Management L.P. (the "Adviser") of 2,480 shares of Class A and 10 shares each of Class B and Class C for the aggregate amount of $24,800 for Class A shares and $100 each for Class B and Class C shares on February 15, 2001. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities


--------------------------------------------------------------------------------
16 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Trustees. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments and foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Organization and Offering Expenses

Organization expenses of $35,150 were charged to the Fund as incurred prior to commencement of operations and reimbursed by the Adviser. Offering expenses of $114,524 have been fully amortized on a straight-line basis over a one year period through March 2002.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date the secur-


--------------------------------------------------------------------------------
                                 ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

ities are purchased or sold. The Fund accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

6. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and Advisor Class shares. Advisor Class shares have no distribution fees.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to foreign currency transactions and merger transactions, resulted in a net decrease in undistributed net investment income, an increase in accumulated net realized loss on investment and foreign currency transactions and a corresponding increase in paid-in capital. This reclassification had no effect on net assets.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser"), a fee at an annual rate of 1% of the Fund's average daily net assets. Such fee is accrued daily and paid monthly.

The Fund and the Adviser have entered into an Expense Limitation Agreement (the "Agreement"), dated January 31, 2001, under which the Adviser has agreed to waive its fees and, if necessary, reimburse expenses for the period from December 12, 2000 (date of organization of the Fund) to March 27, 2002, to the extent necessary to prevent total fund operating expenses from exceeding the annual rate of 2.50% of average daily net assets for Class A shares, 3.20% of average daily net assets for Class B shares and Class C shares and 2.20% of average daily net assets for Advisor Class shares, respectively. Under the Agreement, any waivers or reimbursements made by the Adviser during this period are subject to repayment by the Fund in subsequent periods, but no later than March 27, 2004, provided that repayment does not result in the Fund's aggregate expenses in those subsequent periods exceeding the foregoing expense limitations. Further, the aggregate repayment to the Adviser will not exceed the sum of the Fund's organization costs and initial offering expenses.

Effective July 2, 2001, the Adviser agreed to waive its fees and bear certain expenses to the extent necessary to limit total fund operating expenses on an annual basis to 1.20% of average daily net assets for Class A shares, 1.90% of average daily net assets for Class B shares and Class C shares and


--------------------------------------------------------------------------------
18 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

..90% of average daily net assets for Advisor Class shares. For the year ended November 30, 2002, such reimbursement amounted to $2,695,693, of which $37,339 is subject to repayment in subsequent periods, but no later than March 27, 2004. Since inception of the Fund, such reimbursements subject to repayment amounted to $149,674.

Pursuant to the Advisory agreement, the Adviser provides certain legal and accounting services for the Fund. For the year ended November 30, 2002, the Adviser agreed to waive its fees. Such waiver amounted to $138,000.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. For the year ended November 30, 2002, such fees amounted to $1,485,198.

For the year ended November 30, 2002, the Fund's expenses were reduced by $3,042 under an expense offset arrangement with AGIS.

Alliance Fund Distributors, Inc., (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $290,167 from the sale of Class A shares and $2,808, $38,899 and $4,946 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2002.

Brokerage commissions paid on investment transactions for the year ended November 30, 2002, amounted to $738,244, of which $41,750 was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the Fund's average daily net assets attributable to Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $1,205,789 and $231,523 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


--------------------------------------------------------------------------------
                                 ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government or government agency obligations) aggregated $359,096,372 and $72,192,991, respectively, for the year ended November 30, 2002. There were no purchases or sales of U.S. government or government agency obligations for the year ended November 30, 2002.

At November 30, 2002, the cost of investments for federal income tax purposes was $473,384,197. Accordingly, gross unrealized appreciation of investments was $26,561,733 and gross unrealized depreciation of investments was $37,146,836, resulting in net unrealized depreciation of $10,585,103, excluding futures contracts and foreign currency transactions.

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.


--------------------------------------------------------------------------------
20 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

There were no forward exchange currency contracts outstanding at November 30, 2002.

NOTE E

Distributable Earnings

As of November 30, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income .............................     $  4,518,200
Accumulated capital gains and other losses ................      (44,006,295)(a)
Unrealized appreciation/(depreciation) ....................       (9,987,580)(b)
                                                                ------------
Total accumulated earnings/(deficit) ......................     $(49,475,675)
                                                                ============

(a) On November 30, 2002, the Fund had a net capital loss carryforward of $44,006,295 (of which $42,094,378 was attributable to the purchase of net assets of Alliance International Fund, Inc. by the Fund in August 2002), of which $13,230,402 expires in the year 2008, $28,863,976 expires in the year 2009, and $1,911,917 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the Fund's merger with Alliance International Fund, Inc. may apply.

(b) The difference between book-basis and tax basis unrealized appreciation/ (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE F

Shares of Beneficial Interest

There is an unlimited number of shares of beneficial interest authorized, without par value, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Transactions in shares of beneficial interest were as follows:

                         ----------------------------     ------------------------------
                                    Shares                            Amount
                         ----------------------------     ------------------------------
                                            March 29,                          March 29,
                           Year Ended      2001(a) to        Year Ended       2001(a) to
                         November 30,    November 30,      November 30,     November 30,
                                 2002            2001              2002             2001
                         ---------------------------------------------------------------
Class A
Shares sold                 7,099,340         792,474     $  69,254,807    $   7,875,192
----------------------------------------------------------------------------------------
Shares issued in
   connection with
   the acquisition
   of Alliance
   International Fund       3,759,665              -0-       37,983,754               -0-
----------------------------------------------------------------------------------------
Shares converted
   from Class B                88,343              -0-          843,966               -0-
----------------------------------------------------------------------------------------
Shares redeemed            (3,816,358)       (381,189)      (35,847,713)      (3,846,515)
----------------------------------------------------------------------------------------
Net Increase                7,130,990         411,285     $  72,234,814    $   4,028,677
========================================================================================

(a)   Commencement of operations.


--------------------------------------------------------------------------------
                                 ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

                         ----------------------------     ------------------------------
                                    Shares                            Amount
                         ----------------------------     ------------------------------
                                            March 29,                          March 29,
                           Year Ended      2001(a) to        Year Ended       2001(a) to
                         November 30,    November 30,      November 30,     November 30,
                                 2002            2001              2002             2001
                         ---------------------------------------------------------------
Class B
Shares sold                 4,134,951         246,370     $  41,715,396    $   2,409,399
----------------------------------------------------------------------------------------
Shares issued in
   connection with
   the acquisition
   of Alliance
   International Fund       2,069,686              -0-       20,787,997               -0-
----------------------------------------------------------------------------------------
Shares converted
   to Class A                 (88,922)             -0-         (843,966)              -0-
----------------------------------------------------------------------------------------
Shares redeemed            (1,055,450)        (15,544)       (9,857,519)        (148,221)
----------------------------------------------------------------------------------------
Net Increase                5,060,265         230,826     $  51,801,908    $   2,261,178
========================================================================================

Class C
Shares sold                 4,690,246         184,420     $  45,195,153    $   1,779,836
----------------------------------------------------------------------------------------
Shares issued in
   connection with
   the acquisition
   of Alliance
   International Fund         633,294              -0-        6,354,537               -0-
----------------------------------------------------------------------------------------
Shares redeemed            (2,753,983)        (19,687)      (25,504,173)        (186,518)
----------------------------------------------------------------------------------------
Net Increase                2,569,557         164,733     $  26,045,517    $   1,593,318
========================================================================================

Advisor Class
Shares sold                21,326,224      17,312,555     $ 215,599,703    $ 169,379,017
----------------------------------------------------------------------------------------
Shares issued in
   connection with
   the acquisition
   of Alliance
   International Fund         459,687              -0-        4,679,380               -0-
----------------------------------------------------------------------------------------
Shares redeemed            (6,237,496)        (28,268)      (62,367,288)        (272,140)
----------------------------------------------------------------------------------------
Net Increase               15,548,415      17,284,287     $ 157,911,795    $ 169,106,877
========================================================================================

(a)   Commencement of operations.


--------------------------------------------------------------------------------
22 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE G

Concentration of Risk

Investing in securities of foreign companies involves special risks which include revaluation of currencies and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable United States companies.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2002.

NOTE I

Acquisition of Alliance International Fund, Inc. by AllianceBernstein International Value Fund (the "Fund")

On August 23, 2002, the Fund acquired all of the net assets of the Alliance International Fund, Inc. ("AIF"), pursuant to a plan of reorganization approved by the shareholders of AIF on August 6, 2002. On August 23, 2002, the acquisition was accomplished by a tax-free exchange of 6,922,332 shares of the Fund for 8,636,189 shares of AIF. The aggregate net assets of the Fund and AIF immediately before the acquisition were $383,594,338 and $69,805,668 (including $974,214 of net unrealized depreciation of investments and foreign currency denominated assets and liabilities), respectively. Immediately after the acquisition, the combined net assets of the Fund amounted to $453,400,006.


--------------------------------------------------------------------------------
                                 ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 23

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                   ---------------------------------
                                                                                Class A
                                                                   ---------------------------------
                                                                           Year            March 29,
                                                                          Ended           2001(a) to
                                                                   November 30,         November 30,
                                                                           2002                 2001
                                                                   ---------------------------------
Net asset value, beginning of period .........................         $   9.64             $  10.00
                                                                   ---------------------------------
Income From Investment Operations
Net investment income(b)(c) ..................................              .07                  .04
Net realized and unrealized loss on investment and
   foreign currency transactions .............................              .12(d)              (.40)
                                                                   ---------------------------------
Net increase (decrease) in net asset value from operations ...              .19                 (.36)
                                                                   ---------------------------------
Net asset value, end of period ...............................         $   9.83             $   9.64
                                                                   =================================
Total Return
Total investment return based on net asset value(e) ..........             1.97%               (3.60)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ....................         $ 74,193             $  3,990
Ratio to average net assets of:
   Expenses, net of waivers/reimbursements ...................             1.20%                1.44%(f)
   Expenses, before waivers/reimbursements ...................             2.19%                5.11%(f)
   Net investment income(c) ..................................              .74%                 .62%(f)
Portfolio turnover rate ......................................               23%                  11%

See footnote summary on page 27.


--------------------------------------------------------------------------------
24 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                   ---------------------------------
                                                                                Class B
                                                                   ---------------------------------
                                                                           Year            March 29,
                                                                          Ended           2001(a) to
                                                                   November 30,         November 30,
                                                                           2002                 2001
                                                                   ---------------------------------
Net asset value, beginning of period .........................         $   9.62             $  10.00
                                                                   ---------------------------------
Income From Investment Operations
Net investment income(b)(c) ..................................               -0-                  -0-
Net realized and unrealized gain (loss) on investment
   and foreign currency transactions .........................              .13(d)              (.38)
                                                                   ---------------------------------
Net increase (decrease) in net asset value from operations ...              .13                 (.38)
                                                                   ---------------------------------
Net asset value, end of period ...............................         $   9.75             $   9.62
                                                                   =================================
Total Return
Total investment return based on net asset value(e) ..........             1.35%               (3.80)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ....................         $ 51,608             $  2,220
Ratio to average net assets of:
   Expenses, net of waivers/reimbursements ...................             1.90%                2.19%(f)
   Expenses, before waivers/reimbursements ...................             2.84%                7.84%(f)
   Net investment loss(c) ....................................             (.03)%               (.05)%(f)
Portfolio turnover rate ......................................               23%                  11%

See footnote summary on page 27.


--------------------------------------------------------------------------------
                                 ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 25

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                   ---------------------------------
                                                                                Class C
                                                                   ---------------------------------
                                                                           Year            March 29,
                                                                          Ended           2001(a) to
                                                                   November 30,         November 30,
                                                                           2002                 2001
                                                                   ---------------------------------
Net asset value, beginning of period .........................         $   9.60             $  10.00
                                                                   ---------------------------------
Income From Investment Operations
Net investment income(b)(c) ..................................              .01                   -0-
Net realized and unrealized gain (loss) on investment
   and foreign currency transactions .........................              .14(d)              (.40)
                                                                   ---------------------------------
Net increase (decrease) in net asset value from operations ...              .15                 (.40)
                                                                   ---------------------------------
Net asset value, end of period ...............................         $   9.75             $   9.60
                                                                   =================================
Total Return
Total investment return based on net asset value(e) ..........             1.56%               (4.00)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ....................         $ 26,663             $  1,582
Ratio to average net assets of:
   Expenses, net of waivers/reimbursements ...................             1.90%                2.23%(f)
   Expenses, before waivers/reimbursements ...................             2.90%                8.77%(f)
   Net investment income(c) ..................................              .09%                 .03%(f)
Portfolio turnover rate ......................................               23%                  11%

See footnote summary on page 27.


--------------------------------------------------------------------------------
26 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                   ---------------------------------
                                                                              Advisor Class
                                                                   ---------------------------------
                                                                           Year            March 29,
                                                                          Ended           2001(a) to
                                                                   November 30,         November 30,
                                                                           2002                 2001
                                                                   ---------------------------------
Net asset value, beginning of period .........................         $   9.68             $  10.00
                                                                   ---------------------------------
Income From Investment Operations
Net investment income(b)(c) ..................................              .17                  .04
Net realized and unrealized gain (loss) on investment
   and foreign currency transactions .........................              .07(d)              (.36)
                                                                   ---------------------------------
Net increase (decrease) in net asset value from operations ...              .24                 (.32)
                                                                   ---------------------------------
Net asset value, end of period ...............................         $   9.92             $   9.68
                                                                   =================================
Total Return
Total investment return based on net asset value(e) ..........             2.48%               (3.20)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ....................         $325,800             $167,263
Ratio to average net assets of:
   Expenses, net of waivers/reimbursements ...................              .90%                 .90%(f)
   Expenses, before waivers/reimbursements ...................             1.75%                2.26%(f)
   Net investment income(c) ..................................             1.67%                 .65%(f)
Portfolio turnover rate ......................................               23%                  11%

(a)   Commencement of operations.

(b)   Based on average shares outstanding.

(c)   Net of fees and expenses waived/reimbursed by the Adviser.

(d) In addition to net realized and unrealized loss from investments and foreign currency transactions as set forth in the statement of operations, this amount reflects an increase in net asset value per share resulting from fluctuations in the Fund's total net assets in relation to the timing of market gains and losses.

(e) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)   Annualized.


--------------------------------------------------------------------------------
                                 ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 27

----------------------------
REPORT OF ERNST & YOUNG, LLP
INDEPENDENT AUDITORS
----------------------------

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of AllianceBernstein Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein International Value Fund (one of the funds constituting the AllianceBernstein Trust) (the "Fund"), as of November 30, 2002, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2002, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein International Value Fund at November 30, 2002 and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
January 20, 2003

TAX INFORMATION
(unaudited)

The Fund intends to make an election under the Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes that may be passed through to shareholders for the fiscal year ended November 30, 2002 is $853,013. The foreign source of income for information reporting purposes is $8,747,032.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2003.


--------------------------------------------------------------------------------
28 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond

Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

earnings

Revenues minus cost of sales, operating expenses, and taxes, over a given period of time. Earnings are often the most important determinant of a company's stock price.

equity

Another term for stock.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a fund's or an investor's investments.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.

valuation

The process of determining the value of an asset or company.


--------------------------------------------------------------------------------
                                 ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 29

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $369 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 600 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 9/30/02.


--------------------------------------------------------------------------------
30 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL AT YOUR SERVICE
                                                --------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements and Electronic Delivery

      Sign up to view your quarterly mutual fund, retirement or CollegeBoundfund(SM) account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 7:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Web Site at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
                                 ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 31

-----------------
BOARD OF TRUSTEES
-----------------

BOARD OF TRUSTEES

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Andrew S. Adelson, Senior Vice President
Kevin F. Simms, Senior Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Ropes & Gray
One International Place
Boston, MA 02110

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800) 221-5672

Independent Auditors

Ernst & Young LLP
5 Times Square
New York, New York 10036

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
32 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

                                                          ----------------------
                                                          MANAGEMENT OF THE FUND
                                                          ----------------------

MANAGEMENT OF THE FUND

Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund's Trustees is set forth below.

                                                                                       PORTFOLIOS
                                                                                        IN FUND          OTHER
   NAME, AGE OF TRUSTEES,                               PRINCIPAL                       COMPLEX      DIRECTORSHIPS
          ADDRESS                                     OCCUPATION(S)                   OVERSEEN BY       HELD BY
    (YEARS OF SERVICE*)                            DURING PAST 5 YEARS                  TRUSTEES        TRUSTEES
------------------------------------------------------------------------------------------------------------------
INTERESTED  TRUSTEES**

John D. Carifa, **, 57              President, Chief Operating Officer and a               114            None
1345 Avenue of the Americas         Director of Alliance Capital Management
New York, NY 10105                  Corporation ("ACMC"), with which he has
(2)                                 been associated since prior to 1998.

DISINTERESTED TRUSTEES

Ruth Block, #+, 72                  Formerly an Executive Vice President and               93             None
P.O. Box 4623                       the Chief Insurance Officer of The
Stamford, CT 06903                  Equitable Life Assurance Society of the
(2)                                 United States; Chairman and Chief
                                    Executive Officer of Evlico. Formerly a
                                    Director of Avon, BP Amoco
                                    Corporation, Ecolab, Inc., Tandem
                                    Financial Group and Donaldson,
                                    Lufkin & Jenrette Securities
                                    Corporation.

David H. Dievler, #+, 73            Independent Consultant. Until December                 98             None
P.O. Box 167                        1994, Senior Vice President of ACMC
Spring Lake, NJ 07762               responsible for mutual fund administration.
(2)                                 Prior to joining ACMC in 1984, Chief
                                    Financial Officer of Eberstadt Asset
                                    Management since 1968. Prior to that,
                                    Senior Manager at Price Waterhouse &
                                    Co. Member of the American Institute of
                                    Certified Public Accountants since 1953.

John H. Dobkin, #+, 60              Consultant. Formerly a Senior Advisor                  94             None
P.O. Box 12                         from June 1999-June 2000 and
Annandale, NY 12504                 President (December 1989-May 1999) of
(2)                                 Historic Hudson Valley (historic preservation).
                                    Previously, Director of the National Academy
                                    of Design and during 1988-92, Director and
                                    Chairman of the Audit Committee of ACMC.

William H. Foulk, Jr., #+, 70       Investment Adviser and Independent                     110            None
2 Sound View Drive                  Consultant. Formerly Senior Manager
Suite 100                           of Barrett Associates, Inc., a registered
Greenwich, CT 06830                 investment adviser, with which he had been
(2)                                 associated since prior to 1998.  Formerly
                                    Deputy Comptroller of the State of New York
                                    and, prior thereto, Chief Investment Officer
                                    of the New York Bank for Savings.


--------------------------------------------------------------------------------
                                 ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 33

----------------------
MANAGEMENT OF THE FUND
----------------------

                                                                                       PORTFOLIOS
                                                                                        IN FUND          OTHER
   NAME, AGE OF TRUSTEES,                               PRINCIPAL                       COMPLEX      DIRECTORSHIPS
          ADDRESS                                     OCCUPATION(S)                   OVERSEEN BY       HELD BY
    (YEARS OF SERVICE*)                            DURING PAST 5 YEARS                  TRUSTEES        TRUSTEES
------------------------------------------------------------------------------------------------------------------
DISINTERESTED  TRUSTEES
(continued)

Clifford L. Michel, #+, 63          Senior Counsel of the law firm of Cahill               93        Placer Dome
15 St. Bernard's Road               Gordon & Reindel, since February 2001                                Inc.
Gladstone, NJ 07934                 and a partner of that firm for more than
(2)                                 25 years prior thereto. President and
                                    Chief Executive Officer of Wenonah
                                    Development Company (investments)
                                    and a Director of Placer Dome Inc. (mining).

Donald J. Robinson, #+, 68          Senior Counsel of the law firm of Orrick,              92             None
98 Hell's Peak Road                 Herrington & Sutcliffe LLP since prior
Weston, VT 05161                    to 1998. Formerly a senior partner
(2)                                 and a member of the Executive
                                    Committee of that firm. He was also a member
                                    and Chairman of the Municipal Securities
                                    Rulemaking Board and a Trustee of the Museum
                                    of the City of New York.

*     There is no stated term of office for the Fund's Trutees.

** Mr. Carifa is an "interested trustees", as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.


--------------------------------------------------------------------------------
34 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

                                                          ----------------------
                                                          MANAGEMENT OF THE FUND
                                                          ----------------------

Officer Information

Certain information concerning the Fund's officers is listed below.

                            Principal Position(s)                 Principal Occupation
Name, Address* and Age         Held with Fund                      During Past 5 Years
------------------------------------------------------------------------------------------------------
Kathleen A. Corbet, 42      Senior Vice President   Executive Vice President of Alliance Capital
                                                    Management Corporation ("ACMC")**, with which she
                                                    has been associated since prior to 1998.

Marilyn G. Fedak, 56        Senior Vice President   Executive Vice President and Chief Investment
                                                    Officer - U.S. Value Equities and an Executive
                                                    Vice President of ACMC** since October 2000. Prior
                                                    thereto, she was Chief Investment Officer and
                                                    Chairman of the U.S. Equity Investment Policy
                                                    Group at Sanford C. Bernstein & Co., Inc.
                                                    ("Bernstein")** since prior to 1998.

Steven Pisarkiewicz, 53     Senior Vice President   Senior Vice President, Senior Portfolio Manager
                                                    and chairman of the Structured Equities Investment
                                                    Policy Group of ACMC's** Bernstein Investment
                                                    Research and Management unit since October 2000.
                                                    Prior thereto, he was employed by Bernstein** as
                                                    managing director of financial advisors, and
                                                    managing director of Institutional Services since
                                                    prior to 1998.

Andrew S. Adelson, 47       Senior Vice President   Executive Vice President and Chief Investment
                                                    Office of Global Value Equities of ACMC**, since
                                                    October 2000. Prior thereto, he was the Chief
                                                    Investment Officer of International Investment
                                                    Management Services at Bernstein** since prior to
                                                    1998.

Seth J. Masters, 43         Senior Vice President   Senior Vice President and Chief Investment Officer
                                                    for Global, International, and Emerging Markets
                                                    Investment Policy Group at ACMC** with which he
                                                    has been associated since October 2000. Prior
                                                    thereto, he was employed at Bernstein** since
                                                    prior to 1998.

Kevin F. Simms, 36          Senior Vice President   Senior Vice President and Director of Research for
                                                    International Value and Global Value Equities at
                                                    ACMC** since prior to 1998.


--------------------------------------------------------------------------------
                                 ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 35

----------------------
MANAGEMENT OF THE FUND
----------------------

                            Principal Position(s)                 Principal Occupation
Name, Address* and Age         Held with Fund                      During Past 5 Years
------------------------------------------------------------------------------------------------------
Joseph G. Paul, 42          Senior Vice President   Senior Vice President of ACMC** and Chief
                                                    Investment Officer - Small Cap Value Equities
                                                    since 2002. He is also Chief Investment Officer of
                                                    Advanced Value at ACMC since October 2000 and held
                                                    the same position at Bernstein** since prior to
                                                    1998. Prior thereto he was the Director of
                                                    Research of Advanced Value since 1998.

Ranji H. Nagaswami, 39      Senior Vice President   Senior Vice President of ACMC** since 1999. Prior
                                                    thereto, she was a managing director and co-head
                                                    of U.S. Fixed Income at UBS Brinson since prior to
                                                    1998.

Edmund P. Bergan, Jr., 52   Secretary               Senior Vice President and General Counsel of
                                                    Alliance Fund Distributors, Inc. ("AFD")** and
                                                    Alliance Global Investor Services Inc. ("AGIS"),**
                                                    with which he has been associated since prior to
                                                    1998.

Mark D. Gersten, 52         Treasurer and Chief     Senior Vice President of AGIS**, and a Vice
                            Financial Officer       President of AFD**, with which he has been
                                                    associated since prior to 1998.

Vincent S. Noto, 38         Controller              Vice President of AGIS**, with which he has been
                                                    associated since prior to 1998.

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**    ACMC, Bernstein, AFD and AGIS are affiliates of the Fund.

      The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Trustees and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.


--------------------------------------------------------------------------------
36 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

U.S. Stock Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

AllianceBernstein Blended Style Series

U.S. Large Cap Portfolio

Global & International Stock Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Taxable Bond Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds

National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust changed its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund changed its name to Alliance Emerging Market Debt Fund on March 1, 2002.


--------------------------------------------------------------------------------
                                 ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND o 37

AllianceBernstein International Value Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

                                                      Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

ACBVIINTVFAR1102